UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 2, 2018

Anchor Bancorp
(Exact name of registrant as specified in its charter)

Washington	001-34965	26-3356075
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

601 Woodland Square Loop, SE
Lacey, Washington  98503
(Address of principal executive offices and zip code)

(360) 491-2250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry Into a Material Definitive Agreement.

On April 2, 2018, Washington Federal, Inc. ("Washington Federal") and Anchor Bancorp ("Anchor") entered into Amendment No. 2 ("Amendment No. 2") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 11, 2017 by and between Washington Federal and Anchor.  Amendment No. 2 is attached as Exhibit 2.1 to this Report.
Some of the key provisions contained in Amendment No. 2 are as follows:
• Allows Anchor and its representatives, notwithstanding any provision of the Merger Agreement or any amendment thereto, the right to solicit, pursue and otherwise take all action to facilitate a possible alternative transaction with a party other than Washington Federal for a 120 day period beginning on April 2, 2018 and ending on July 31, 2018.  Amendment No. 2 also includes the right to terminate the Agreement during that period, upon the acceptance by Anchor of a non-binding letter of intent for an alternative transaction, without the payment of any termination fee or other penalty to Washington Federal.
•  Extends from  June 30, 2018 to August 31, 2018 the date after which either party may elect to terminate the Merger Agreement if the merger transaction ("Merger") contemplated by the Merger Agreement has not yet been completed and leaves in place the three additional extension periods that were previously agreed to.
The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2. The Merger Agreement and Amendment No. 1 remain in full force and effect except as explicitly provided in Amendment No. 2.  The Merger Agreement and Amendment No. 1, as originally entered into were contained in Exhibit 2.1 to the Form 8-Ks that were filed by Anchor with the Securities and Exchange Commission ("SEC") on April 13, 2017 and September 27, 2017, respectively.

Forward Looking Statements

This Report contains statements about Washington Federal's and Anchor's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. The words "believe," "expect," "anticipate," "project," "should," and similar expressions signify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance. By their nature, forward-looking statements involve inherent risk and uncertainties, which change over time; and actual performance could differ materially from those anticipated by any forward-looking statements. Washington Federal and Anchor undertake no obligation to update or revise any forward-looking statement. In addition to factors previously disclosed in Washington Federal's and Anchor's SEC reports (accessible on the SEC's website at www.sec.gov and on Washington Federal's website at www.washingtonfederal.com and Anchor's website at www.anchornetbank.com), and elsewhere in this Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Anchor's shareholders, on the expected terms and schedule; the potential delay in closing the Merger beyond the date after which either party can terminate the Merger Agreement; the success, timeliness and cost of Washington Federal's remediation efforts; actions of government authorities; the success, timing and ability to pursue Washington Federal's and Anchor's growth or other business initiatives; and the ability of Washington Federal and Anchor to retain customers and personnel.

Additional Information
In connection with the proposed transaction, Washington Federal has filed a registration statement on Form S-4 with the SEC that contains a proxy statement/prospectus to be distributed to the shareholders of Anchor in connection with their vote on the Merger. Each party will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision regarding the transaction, shareholders of Anchor are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, as well as any amendments or supplements to these documents, when they become available, because they will contain important information about the Merger. The final proxy statement/prospectus will be mailed to shareholders of Anchor. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Washington Federal will be available free of charge by accessing Washington Federal's website at www.washingtonfederal.com or by writing Washington Federal at 425 Pike Street, Seattle, WA 98101, Attention: Investor Relations or calling (206) 626-8178, or by writing Anchor at 601 Woodland Square Loop SE, Lacey, WA 98503, Attention: Corporate Secretary or calling (360) 537-1388.

Participants in this Transaction
Washington Federal, Anchor, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Anchor shareholders in favor of the approval of the merger. Information about the directors and executive officers of Washington Federal and their ownership of Washington Federal stock is included in the proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on December 7, 2017. Information about the directors and executive officers of Anchor and their ownership of Anchor stock is set forth in the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on November 9, 2017, and also will be included in the proxy statement/prospectus for the merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	2.1	Amendment No. 2 dated as of April 2, 2018, to the Agreement and Plan of Merger, dated as of April 11, 2017, by and between Washington Federal, Inc. and Anchor Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR BANCORP

Date: April 2, 2018	By:	/s/Jerald L. Shaw
Jerald L. Shaw
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of March 29, 2018, by and between Washington Federal, Inc. and Anchor Bancorp